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                                                                   Exhibit 23.1


                     CONSENT OF PRICEWATERHOUSECOOPERS LLP




                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 1999 relating to the consolidated financial statements and financial statement schedules of Wind River Systems, Inc., which appears in Wind River System's Annual Report on Form 10-K for the year ended January 31, 1999.

/s/ PricewaterhouseCoopers LLP

San Jose, California
April 14, 2000